UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                August 25, 2005


                           GS MORTGAGE SECURITIES CORP
          as Depositor under the Master Servicing and Trust Agreement, dated as of February 1, 2005, providing for the issuance of Mortgage Pass-
                      Through Certificates, Series 2005-2F
             (Exact name of registrant as specified in its charter)


           Delaware                333-120274-11             13-3387389
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

        85 Broad Street
     New York, New York                                         10004
(Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2005-2F Mortgage Pass-Through Certificates, Series 2005-2F pursuant to the terms of the Master Servicing and Trust Agreement, dated as of February 1, 2005 among GS Mortgage Securities Corp., as depositor, JPMorgan Chase Bank, N.A., as Securities Administrator, Custodian, and Master Servicer, and Wachovia Bank, N.A., as Trustee.

 On August 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             GSR MORTGAGE LOAN TRUST 2005-2F
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2F

             JPMorgan Chase Bank, N.A., Securities Administrator,
               Custodian, and Master Servicer under the Agreement referred to herein

            By: /s/  Annette Marsula
                     ----------------------------------------------
                     Annette Marsula
                     Vice President

Date: August 29, 2005

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         August 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2005


                      GSR Mortgage Loan Trust Series 2005-2F
                         Statement To Certificateholders
                                  August 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original      Beginning                                                                                    Ending
                Face        Principal                                                         Realized      Deferred     Principal
Class          Value        Balance            Principal          Interest          Total     Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1     13,167,000.00    13,167,000.00            0.00           60,348.75        60,348.75    0.00           0.00    13,167,000.00
IA2     69,774,000.00    65,226,841.52    1,224,759.69          271,778.51     1,496,538.20    0.00           0.00    64,002,081.83
IA3     23,258,000.00    21,742,280.51      408,253.23           68,125.81       476,379.04    0.00           0.00    21,334,027.28
IA5     12,456,000.00    12,289,272.41       33,805.42           56,325.83        90,131.25    0.00           0.00    12,255,466.99
IA6      7,209,000.00     7,375,727.59            0.00                0.00             0.00    0.00      33,805.42     7,409,533.01
IIA1   105,000,000.00   101,560,637.37      920,889.21          359,693.92     1,280,583.13    0.00           0.00   100,639,748.16
IIA3    45,860,000.00    31,767,438.40    2,804,380.07                0.00     2,804,380.07    0.00     158,837.19    29,121,895.52
IIIA1   13,172,000.00    11,035,778.18      562,544.88           34,118.95       596,663.83    0.00           0.00    10,473,233.30
AP       1,199,835.00     1,175,000.35       42,111.36                0.00        42,111.36    0.00           0.00     1,132,888.99
B1       5,431,000.00     5,406,767.70        4,963.34           26,458.86        31,422.20    0.00           0.00     5,401,804.36
B2       1,961,000.00     1,952,250.32        1,792.14            9,553.64        11,345.78    0.00           0.00     1,950,458.18
B3       1,207,000.00     1,201,614.54        1,103.07            5,880.29         6,983.36    0.00           0.00     1,200,511.47
B4         754,000.00       750,635.77          689.07            3,673.35         4,362.42    0.00           0.00       749,946.70
B5         603,000.00       600,309.50          551.08            2,937.71         3,488.79    0.00           0.00       599,758.42
B6         603,798.00       601,104.21          551.81            2,941.60         3,493.41    0.00           0.00       600,552.40
R1               0.00             0.00            0.00                0.01             0.01    0.00           0.00             0.00
R2               0.00             0.00            0.00                0.00             0.00    0.00           0.00             0.00
TOTALS 301,655,633.00   275,852,658.37    6,006,394.37          901,837.23     6,908,231.60    0.00     192,642.61   270,038,906.61
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA4       23,258,000.00     21,742,280.51        0.00        58,704.16     58,704.16         0.00           0.00    21,334,027.28
IIA2      30,625,000.00     29,621,852.57        0.00       148,109.26    148,109.26         0.00           0.00    29,353,259.88
IIIA2     13,172,000.00     11,035,778.18        0.00        39,452.91     39,452.91         0.00           0.00    10,473,233.30
AX           127,206.00        122,203.72        0.00           814.69        814.69         0.00           0.00       118,885.10
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Current
                         Beginning                                                        Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1     36242DXY4      1,000.00000000      0.00000000      4.58333333     4.58333333    1,000.00000000      IA1      5.500000 %
IA2     36242DXZ1        934.83018775     17.55323889      3.89512583    21.44836472      917.27694886      IA2      5.000000 %
IA3     36242DYA5        934.83018789     17.55323889      2.92913449    20.48237338      917.27694901      IA3      3.760000 %
IA5     36242DYC1        986.61467646      2.71398683      4.52198378     7.23597062      983.90068963      IA5      5.500000 %
IA6     36242DYD9      1,023.12770010      0.00000000      0.00000000     0.00000000    1,027.81703565      IA6      5.500000 %
IIA1    36242DYE7        967.24416543      8.77037343      3.42565638    12.19602981      958.47379200      IIA1     4.250000 %
IIA3    36242DYG2        692.70471871     61.15089555      0.00000000    61.15089555      635.01734671      IIA3     6.000000 %
IIIA1   36242DYH0        837.82099757     42.70762830      2.59026344    45.29789174      795.11336927     IIIA1     3.710000 %
AP      36242DYL1        979.30161231     35.09762592      0.00000000    35.09762592      944.20398638       AP      0.000000 %
B1      36242DYM9        995.53815135      0.91389063      4.87182103     5.78571166      994.62426073       B1      5.872387 %
B2      36242DYN7        995.53815400      0.91389087      4.87182050     5.78571137      994.62426313       B2      5.872387 %
B3      36242DYP2        995.53814416      0.91389395      4.87182270     5.78571665      994.62425021       B3      5.872387 %
B4      36242DYS6        995.53815650      0.91388594      4.87181698     5.78570292      994.62427056       B4      5.872387 %
B5      36242DYT4        995.53814262      0.91389718      4.87182421     5.78572139      994.62424544       B5      5.872387 %
B6      36242DYU1        995.53859072      0.91389836      4.87182800     5.78572635      994.62469236       B6      5.872387 %
TOTALS                   914.46214886     19.91142784      2.98962503    22.90105287      895.18933867
---------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA4     36242DYB3        934.83018789      0.00000000      2.52404162     2.52404162        917.27694901      IA4      3.240000 %
IIA2    36242DYF4        967.24416555      0.00000000      4.83622073     4.83622073        958.47379200      IIA2     6.000000 %
IIIA2   36242DYJ6        837.82099757      0.00000000      2.99521029     2.99521029        795.11336927     IIIA2     4.290000 %
AX      36242DYK3        960.67575429      0.00000000      6.40449350     6.40449350        934.58720501       AX      8.000000 %
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               Annette M Marsula
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-8180
                              Fax: (212) 623-5930
                      Email: annette.marsula@jpmorgan.com
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Beginning Scheduled Principal Balance of Each Collateral Group
                                        Collateral Group 1                                                          124,386,300.62
                                        Collateral Group 2                                                          138,780,061.96
                                        Collateral Group 3                                                           11,511,296.01
                                        Collateral Group P                                                            1,175,001.31

Sec. 4.01(ii)   Aggregate Ending Scheduled Principal Balance of Each Collateral Group
                                        Collateral Group 1                                                          122,748,326.48
                                        Collateral Group 2                                                          135,209,487.85
                                        Collateral Group 3                                                           10,948,203.86
                                        Collateral Group P                                                            1,132,889.95

Sec. 4.01(ii)   Scheduled Principal for Each Collateral Group
                                        Collateral Group 1                                                              134,587.60
                                        Collateral Group 2                                                              105,434.83
                                        Collateral Group 3                                                               13,248.22
                                        Collateral Group P                                                                1,467.97

Sec. 4.01(ii)   Principal Prepayments for Each Collateral Group
                                        Collateral Group 1                                                            1,503,386.54
                                        Collateral Group 2                                                            3,465,139.28
                                        Collateral Group 3                                                              549,843.93
                                        Collateral Group P                                                               40,643.39

Sec. 4.01(ii)   CPR for Each Collateral Group
                                        Collateral Group 1                                                             13.591128 %
                                        Collateral Group 2                                                             26.188857 %
                                        Collateral Group 3                                                             44.457529 %
                                        Collateral Group P                                                             34.490015 %

Sec. 4.01(iii)  Available Distribution                                                                                7,155,312.62
                                        Aggregate Principal Distribution Amount                                       5,813,751.76
                                        Principal Prepayment Amount                                                   5,559,013.14

Sec. 4.01(v)    Unscheduled Principal By Categories
                                        Payoffs                                                                       5,499,759.83
                                        Principal Prepayments                                                            59,253.31
                                        Liquidation Proceeds                                                                  0.00
                                        Condemnation Proceeds                                                                 0.00
                                        Insurance Proceeds                                                                    0.00

Sec. 4.01(vi)   Interest Payment
                                  Class IA1
                                                        Accrued and Paid for Current Month                               60,348.75
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class IA2
                                                        Accrued and Paid for Current Month                             271,778.51
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class IA3
                                                        Accrued and Paid for Current Month                              68,125.81
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class IA4
                                                        Accrued and Paid for Current Month                              58,704.16
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class IA5
                                                        Accrued and Paid for Current Month                              56,325.83
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class IA6
                                                        Accrued and Paid for Current Month                                   0.00
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class IIA1
                                                        Accrued and Paid for Current Month                             359,693.92
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class IIA2
                                                        Accrued and Paid for Current Month                             148,109.26
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class IIA3
                                                        Accrued and Paid for Current Month                                   0.00
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class IIIA1
                                                        Accrued and Paid for Current Month                              34,118.95
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class IIIA2
                                                        Accrued and Paid for Current Month                              39,452.91
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class AX
                                                        Accrued and Paid for Current Month                                 814.69
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class B1
                                                        Accrued and Paid for Current Month                              26,458.86
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class B2
                                                        Accrued and Paid for Current Month                               9,553.64
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class B3
                                                        Accrued and Paid for Current Month                               5,880.29
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class B4
                                                        Accrued and Paid for Current Month                               3,673.35
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class B5
                                                        Accrued and Paid for Current Month                               2,937.71
                                                        Accrued and Paid from Prior Months                                   0.00
                                  Class B6
                                                        Accrued and Paid for Current Month                               2,941.60
                                                        Accrued and Paid from Prior Months                                   0.00


Sec. 4.01(vii)  Servicing Fees
                                        Servicer Fee Paid                                                                57,763.57

Sec. 4.01(viii) Monthly Advances
                                        Current Period Advances                                                       1,192,745.59
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                               7,415,498.78

Sec. 4.01(ix)   Advances by Master Servicer or Securities Administrator
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00


Sec. 4.01(xi)                           Number of Outstanding Mortgage Loans                                                   589
                                        Balance of Outstanding Mortgage Loans                                       270,038,908.14

Sec. 4.01(xii)                                    Number and Balance of Delinquent Loans
                                                   Group Totals
                                                                                             Principal
                                                   Period                Number                Balance              Percentage
                                                  0-29 days                 586           268,664,393.17                 99.49 %
                                                  30-59 days                  2               681,242.27                  0.25 %
                                                  60-89 days                  1               693,272.69                  0.26 %
                                                  90-119 days                 0                     0.00                  0.00 %
                                                  120+days                    0                     0.00                  0.00 %
                                                   Total                    589           270,038,908.13                100.00 %

Sec. 4.01(xii)                                    Number and Balance of Loans in Bankruptcy
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance                Percentage
                                                       0                    0.00                  0.00 %

Sec. 4.01(xii)                                    Number and Balance of Loans in Foreclosure
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance                Percentage
                                                      0                    0.00                  0.00 %


Sec. 4.01(xiii)                                   Number and Balance of REO Loans
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance                Percentage
                                                      0                    0.00                  0.00 %

Sec. 4.01(xv)                           Aggregate Principal Payment
                                                              Scheduled Principal                                       254,738.62
                                                              Payoffs                                                 5,499,759.83
                                                              Prepayments                                                59,253.31
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Realized Losses                                                 0.00

                                                              Realized Losses Group 1                                         0.00
                                                              Realized Losses Group 2                                         0.00
                                                              Realized Losses Group 3                                         0.00
                                                              Realized Losses Group P                                         0.00
                                                              Realized Gains                                                  0.00

                                                              Realized Gains Group 1                                          0.00
                                                              Realized Gains Group 2                                          0.00
                                                              Realized Gains Group 3                                          0.00
                                                              Realized Gains Group P                                          0.00

Sec. 4.01(xvi)                          Aggregate Amount of Mortgage Loans Repurchased                                        0.00

Sec. 4.01(xvii)                         Aggregate Amount of Shortfall Allocated for Current Period                           0.00
                                                              Class IA1                                                      0.00
                                                              Class IA2                                                      0.00
                                                              Class IA3                                                      0.00
                                                              Class IA4                                                      0.00
                                                              Class IA5                                                      0.00
                                                              Class IA6                                                      0.00
                                                              Class IIA1                                                     0.00
                                                              Class IIA2                                                     0.00
                                                              Class IIA3                                                     0.00
                                                              Class IIIA1                                                    0.00
                                                              Class IIIA2                                                    0.00
                                                              Class B1                                                       0.00
                                                              Class B2                                                       0.00
                                                              Class B3                                                       0.00
                                                              Class B4                                                       0.00
                                                              Class B5                                                       0.00
                                                              Class B6                                                       0.00
                                                              Class AX                                                       0.00

Sec. 4.01(xix) Group 1
                                        Senior Percentage 1                                                             96.3138 %
                                        Senior Prepayment Percentage 1                                                 100.0000 %

                                        Subordinate Percentage 1                                                          3.6862 %
                                        Subordinate Prepayment Percentage 1                                               0.0000 %

Sec. 4.01(xix) Group 2
                                        Senior Percentage 2                                                              96.0715 %
                                        Senior Prepayment Percentage 2                                                  100.0000 %

                                        Subordinate Percentage 2                                                          3.9285 %
                                        Subordinate Prepayment Percentage 2                                               0.0000 %

Sec. 4.01(xix) Group 3
                                        Senior Percentage 3                                                              95.8691 %
                                        Senior Prepayment Percentage 3                                                  100.0000 %

                                        Subordinate Percentage 3                                                          4.1309 %
                                        Subordinate Prepayment Percentage 3                                               0.0000 %



Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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